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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2003


Commission            Registrant, State of Incorporation      I.R.S. Employer
File Number           Address and Telephone Number            Identification No.

333-42427             J. CREW GROUP, INC.                     22-2894486
---------                                                     ----------

                      (Incorporated in New York)
                      770 Broadway
                      New York, New York 10003
                      Telephone: (212) 209-2500

333-42423             J. CREW OPERATING CORP.                 22-3540930
---------                                                     ----------

                      (Incorporated in Delaware)
                      770 Broadway
                      New York, New York 10003
                      Telephone: (212) 209-2500


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Item 5.   Other Events

     On April 17, 2003, at a duly convened special meeting, the shareholders of
J. Crew Group, Inc. (the "Company") duly approved the capital contribution of all of the outstanding common shares of J. Crew Operating Corp. held by the Company to J. Crew Intermediate LLC, its newly formed wholly-owned subsidiary ("Intermediate"). Pursuant to the shareholders' approval, the Company made the capital contribution to Intermediate on April 17, 2003.

     The capital contribution was made in connection with an exchange offer and consent solicitation (the "Exchange Offer") relating to the outstanding 13 1/8% Senior Discount Debentures due 2008 issued by the Company for Intermediate's 16.0% Senior Discount Contingent Principal Notes due 2008. The Exchange Offer was successfully consummated on May 6, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               J. CREW GROUP, INC.
                               J. CREW OPERATING CORP.


                               By         /s/ Scott M. Rosen
                                  -----------------------------------------
                                  Name:  Scott M. Rosen
                                  Title: Executive Vice-President
                                         and Chief Financial Officer

Date: May 13, 2003





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